                                                                  Exhibit 10(o)


                               FIRST AMENDMENT TO
                           FOURTH AMENDED AND RESTATED
                                CREDIT AGREEMENT
                            -------------------------


         This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT is entered into this 18th day of January, 1996 by and among ADESA CORPORATION ("ADESA"), ADESA FUNDING CORPORATION ("Funding"), the BANKS PARTIES HERETO (the "Banks") and BANK ONE INDIANAPOLIS, National Association, as Agent (the "Agent").

                                   WITNESSETH:

         WHEREAS, ADESA, FUNDING, the Banks and the Agent are parties to that certain Fourth Amended and Restated Credit Agreement (the "Credit Agreement") dated July 28, 1995; and

         WHEREAS, ADESA is in violation of certain of the financial covenants set forth in the Credit Agreement and has requested that the Banks waive such violations and amend certain of the financial covenants to more accurately reflect ADESA's financial condition; and

         WHEREAS, the Banks are willing to amend certain of the financial covenants upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the Banks' agreement to waive certain violations and to amend certain covenants and, for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  Definitions.  (a) The following  definitions  set forth in
Section 1 of the Credit Agreement are hereby amended to read in their entirety as follows:

         a.a. Coverage. "Coverage" means the ratio computed on a consolidated basis (exclusive of AFC) for each period of four (4) consecutive fiscal quarters of ADESA equal to the sum of ADESA's consolidated net income plus depreciation, amortization expense, excluding amortization related to any environmental liabilities, and interest expense, plus lease expenses related to any AHC Lease Transaction, plus or minus gains or losses from the sale of assets or other extraordinary gain or loss items (net of any related tax benefits), plus or minus any change in deferred income taxes, over the sum of principal payments on unsubordinated long-term debt plus interest expense, capital expenditures, and lease expenses related to any AHC Lease Transaction. For purposes of this definition, capital expenditures shall mean all capital expenditures less those amounts funded with additional Subordinated Debt, additional equity or additional advances under the ADESA Revolver, made or incurred during the period for which the ratio is being calculated and provided that in no event shall capital expenditures be reduced below zero.

         dddd. Subordinated Debt. "Subordinated Debt" means the indebtedness owed by ADESA to ADESA Holdings, Inc. In a principal amount not to exceed $40,000,000, and any indebtedness of ADESA or a Subsidiary which is subordinated to all of the Obligations on such terms that such indebtedness is, in the judgment of the Required Banks, reasonably exercised and confirmed in writing by the Agent to ADESA, the functional equivalent of equity in relation to the Obligations.

         eeee. Subordination Agreement. "Subordination Agreement" means that certain agreement among ADESA, ADESA Holdings, Inc. and the Agent regarding the subordination of advances from ADESA Holdings, Inc. to ADESA to the Obligations, as such agreement may be amended from time to time.

         (b) The following definitions are added to Section 1:

         pppp. ADESA Holdings, Inc. "ADESA Holdings, Inc." is a Minnesota corporation and a wholly-owned subsidiary of Minnesota Power & Light Company, and is a party to the Subordination Agreement.

         qqqq. Senior Funded Debt. "Senior Funded Debt" means Funded Debt less Subordinated Debt.

         2. Covenant Amendments. (a) The following financial convenants set forth in Section 6.g. of the Credit Agreement are hereby amended in their entirety as follows:

         (i) Tangible Capital Base. ADESA shall maintain its Tangible Capital Base at levels not less than those shown in the following table for the periods indicated:

                  Period                              Tangible Capital Base
                  ------                              ---------------------
         from January 31, 1996 until                       $80,000,000
          fiscal year end 1996

         at fiscal year end 1996 and until                 $85,000,000
          fiscal year end 1997

         at fiscal year end 1997 and at                    $90,000,000
          all times thereafter

         (iii) Coverage. For each period of four (4) consecutive fiscal quarters, ADESA shall maintain Coverage of not less than 1.20 to 1.0 at all times.

         (iv) Funded Debt. For each period of four (4) consecutive fiscal quarters ending during the periods designated below, ADESA shall maintain its ratio of Funded Debt to EBITDAL at levels not greater than those shown in the following table:

                  Period                                    Funded Debt/EBITDAL
                  ------                                    -------------------

         At December 31, 1995 through March 30, 1996             7.50 to 1.0

         At March 31, 1996 through June 29, 1996                 7.0 to 1.0

         At June 30, 1996 through September 29, 1996             6.50 to 1.0

         At September 30, 1996 through December                  5.75 to 1.0
          30, 1996

         At December 31, 1996 and at all times                   4.75 to 1.0
          thereafter

         (b) The following financial covenant is hereby added to Section 6.g. of the Credit Agreement:

         (v) Senior Funded Debt. For each period of four (4) consecutive fiscal quarters ending during the periods designated below, ADESA shall maintain its ratio of Senior Funded Debt to EBITDAL at levels not greater than those shown in the following table:
                                                             Senior Funded Debt
                  Period                                         /EBITDAL
                  ------                                     ------------------

         At December 31, 1995 through March 30,                 5.50 to 1.0
          1996

         At March 31, 1996 through September                    4.25 to 1.0
          29, 1996

         At September 30, 1996 through                          4.0 to 1.0
          December 30, 1996

         At December 31, 1996 and at all times                  3.75 to 1.0
          thereafter

         (c) Section 7.k. of the Credit Agreement is hereby amended to increase the amount of Subordinated Debt under Section 7.k.(iii) to $40,000,000.

         (d) Notwithstanding any provision in the Credit Agreement to the contrary, ADESA agrees to provide the monthly financial statement for March 31, 1996 not later than April 30, 1996.

         4. Conditions Precedent to Amendment. On or prior to the date of execution of this Amendment or at such later date as set forth herein, the following conditions precedent shall

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


have been fulfilled by ADESA, unless waived or extended at the discretion and upon the consent of all of the Banks:

         (a) Not later than January 31, 1996, ADESA and ADESA Holdings, Inc. shall have executed and delivered to the Agent an Amendment to Subordination Agreement, together with a Substitute Subordinated Note (as defined in the Subordination Agreement) evidencing an increase in the line of credit provided by ADESA Holdings, Inc. to ADESA. Such Line of Credit shall be increased to not less than $30,000,000. Further, ADESA and ADESA Holdings, Inc. shall agree that no payments will be made on the Line of Credit prior to September 30, 1996, notwithstanding any provisions in the Subordination Agreement or Subordinated Note to the contrary, and then only if such payments are made in compliance with all of the provisions of the Subordination Agreement and the Credit Agreement.

         (b) Not later than January 31, 1996, ADESA shall have received not less than $15,000,000 in additional equity and shall provide such evidence of the receipt of equity as the Required Banks shall request.

         (c) Not later than January 31, 1996, ADESA shall make a $15,000,000 principal reduction on the ADESA Revolver and no further borrowing under the ADESA Revolver will be permitted until such time as ADESA provides a Compliance Certificate to the Banks indicating compliance with the financial convenants in the Credit Agreement.

         (d) ADESA shall deliver to the Agent for the benefit of the Banks the following duly executed documents with respect to each new Subsidiary formed by ADESA since the date of the Credit Agreement at such time as any such Subsidiary acquires any assets:

         (i) Certified copies of the organizational documents of each such Subsidiary;

         (ii)    Subsidiary Guaranty Agreement;

         (iii)   Subsidiary Security Agreement;

         (iv)    Intercompany Demand Note;

         (v)     Intercompany Security Agreement;

         (vi) UCC-1 Financing Statements for the State of Indiana and all states in which such Subsidiary does business;

         (vii) Amended Pledge Agreement Schedule of ADESA, together with original Stock Certificates and Stock Powers for all new Subsidiaries; and

         (viii) Certified Resolutions, Incumbency Certificate and Solvency Certificate for each such Subsidiary.

         (e) ADESA shall deliver to the Agent Certified Resolutions authorizing the execution and delivery of this Amendment, the Amendment to Subordination Agreement and the Substitute Subordinated Note.

         (f) ADESA and Minnesota Power & Light Company ("MPL") shall have delivered a Comfort Letter with respect to MPL's agreement to take such action as necessary to insure that ADESA is in compliance with the Senior Funded Debt covenant in Section 6.g(v) of the Credit Agreement at March 31, 1996, and including such other terms as shall be negotiated between MPL, ADESA, and the Banks, together with a certified resolution of the Board of Directors of MPL authorizing the execution and delivery of the Comfort Letter, not later than January 31, 1996.

         (g) ADESA shall deliver a Secretary's Certificate regarding the names of the officer or officers authorized to sign the Amendment, together with a sample of the true signature of each such officer and certifying any amendments to the organizational documents of ADESA, together with any such amendments.

         5. Waiver Fee. In consideration of the Banks' agreement to waive certain financial covenant violations by ADESA, ADESA agrees to pay a waiver fee, on or prior to the date of execution of this Amendment, equal to 10 basis points on the total amount of the ADESA Revolver Commitment, the Line of Credit Commitment and the Maximum Available Credit in effect as of the date hereof.

         6. Representations and Warranties. ADESA hereby certifies that the representations and warranties set forth in the Credit Agreement are true and correct as if made on the date hereof and that no Event of Default or Unmatured Event of Default has occurred or in continuing, except those which have been specifically waived by the Required Banks. Except as hereby amended, the Credit Agreement remains in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Amendment as of the date first written above.



                                    ADESA CORPORATION


                                    By   Jeffrey K. Harty
                                      -------------------------------
                                         Jeffrey K. Harty, Treasurer
                                      -------------------------------
                                            (Printed Name & Title)


                                    ADESA FUNDING CORPORATION

                                    By   Jerry Williams
                                      -------------------------------
                                         Jerry Williams, Secretary
                                      -------------------------------
                                            (Printed Name & Title)


                                    BANK ONE, INDIANAPOLIS, National Association

                                    By   Brian D. Smith
                                      -------------------------------
                                      Brian D. Smith, Vice President


                                    PNC BANK, KENTUCKY, INC.

                                    By   Ralph A. Phillips
                                      -------------------------------
                                         Ralph A. Phillips, Vice President
                                      -------------------------------
                                            (Printed Name & Title)



                                    THE FIRST NATIONAL BANK OF BOSTON

                                    By   Richard D. Briggs, Jr.
                                      -------------------------------
                                         Richard D. Briggs, Jr. Director
                                      -------------------------------
                                            (Printed Name & Title)

                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                    By   William J. Harter
                                      -------------------------------
                                         William J. Harter, V.P.
                                      -------------------------------
                                            (Printed Name & Title)


                                    HARRIS TRUST AND SAVINGS BANK

                                    By   Peter Krawchuk
                                      -------------------------------
                                         Peter Krawchuk, Vice President
                                      -------------------------------
                                            (Printed Name & Title)


                                    SOCIETY NATIONAL BANK, INDIANA

                                    By
                                      -------------------------------

                                      -------------------------------
                                            (Printed Name & Title)



SS-57594-4



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